UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                              (Amendment Number 2)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        March 2, 2011 (October 18, 2010)
                Date of Report (Date of earliest event reported)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

        Nevada                       000-49669                   30 0658859
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

1350 Avenue of the Americas, 24th FL, New York, NY                 10019
    (Address of principal executive offices)                     (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))
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                                EXPLANATORY NOTE

     This Current Report on Form 8-K/A 2 amends the Form 8-K filed by Amincor, Inc. ("Registrant") with the Securities Exchange Commission on October 19, 2010 (the "Initial 8-K") and the Form 8-K/A filed on December 28, 2010 ("Amended 8-K") for the purchase of the majority of the issued and outstanding shares of Epic Sports International, Inc., a Nevada corporation (the "Purchase").

     As permitted under Items 9.01(a) and 9.01(b) of Form 8-K, the Initial 8-K did not include certain financial information. On November 3, 2010, Registrant received comments from the Securities and Exchange Commission regarding the Initial 8-K (the "Comments") and Registrant is filing this amendment to provide the additional financial information requested by the Commission in its Comments with respect to the Initial 8-K.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     This Form 8-K/A 2 amends the Initial 8-K and the Amended 8-K to include certain financial information required by Item 9.01 pertaining to the Purchase. The information previously reported on the Initial 8-K and the Amended 8-K is hereby incorporated by reference into this Form 8-K/A 2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired

     *    Report of Independent Registered Public Accounting Firm;
     *    Consolidated Balance Sheets as of December 31, 2009 and December 31,
          2008;
     * Consolidated Statements of Operations for the fiscal years ended December 31, 2009 and December 31, 2008;
     * Consolidated Statements of Changes in Stockholders' Equity(Deficit) for the fiscal years ended December 31, 2009 and December 31, 2008;
     * Consolidated Statements of Cash Flows for the fiscal years December 31, 2009 and December 31, 2008; and
     *    Notes to Consolidated Financial Statements.

Exhibit
 No.                                 Description
 ---                                 -----------

99.1     Audited Consolidated Financial Statements of Epic Sports International,
         Inc.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMINCOR, INC.

Date: March 2, 2011
                                            By: /s/ John R. Rice, III
                                                --------------------------------
                                                John R. Rice, III
                                                President

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